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                                                                  EXHIBIT 10.1.1


 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 7th day of May, 1999, by and among

         AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island (the "Borrower");

         FOSTER GRANT GROUP, L.P., a limited partnership organized under the laws of the State of Delaware ("Foster Grant") and FANTASMA, LLC, a limited liability company organized under the laws of the State of Delaware ("Fantasma");

         F.G.G. INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware, THE BONNEAU COMPANY, a corporation organized and existing under the laws of the State of Texas, BONNEAU HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, BONNEAU GENERAL, INC., a corporation organized and existing under the laws of the State of Delaware, FOSTER GRANT HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, and O-RAY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporate Guarantors; the Corporate Guarantors together with Foster Grant and Fantasma, the "Guarantors"; and the Guarantors together with the Borrower, the "Obligors");

         NATIONSBANK, N.A., a national banking association ("NationsBank") and each other financial institution which is party to the Financing Agreement (as that term is defined below) from time to time (collectively, the "Lenders" and individually, a "Lender"); and

         NATIONSBANK, N.A., a national banking association, in its capacity as both collateral and administrative agent for each of the Lenders (the "Agent").

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent entered into a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement.") The Financing Agreement provides for some of the agreements between the Borrower, the Guarantors, the Lenders and the Agent with respect to the "Loans" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing Agreement) in an amount not to exceed $60,000,000 and the Letter of Credit Facility which is part of the Revolving Credit Facility.



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         B.       The Borrower has requested that the Agent and Lenders waive certain financial covenant violations and amend certain financial covenants.

         C. The Agent and Lenders are willing to agree to the Borrower's request on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower, Lenders and Agent agree as follows:

         1. The Obligors, the Lenders and the Agent agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. The Obligors, the Lenders and Agent agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) as of the close of the business day of May 6, 1999 is $19,476,060.17.

         3. Each of The Borrower, Foster Grant and Fantasma represents and warrants to the Lenders and Agent as follows:

                  (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

                  (b) Foster Grant is a limited partnership duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

                  (c) Fantasma is a limited liability company duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

                  (d) Each of the Borrower, Foster Grant and Fantasma has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate, partnership or limited liability company action, as applicable, to authorize the execution, delivery and performance of this Agreement.

                  (e) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the



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valid and legally binding obligation of the Borrower, Foster Grant and Fantasma, enforceable in accordance with its terms.

                  (f) All of the Borrower's, Foster Grant's and Fantasma's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrower's, Foster Grant's and Fantasma's execution of this Agreement.

                  (g) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lenders and Agent.

         4. As a condition to the Agent' and Lenders' agreement to enter into this Agreement and the waivers granted herein, the Borrower hereby agrees to pay to the Lender a fee in the amount of $60,000, which fee shall be due at the time this Agreement is executed and is fully earned and non-refundable upon payment.

         5.       The Financing Agreement is hereby amended as follows:

                  (a)               The definition of "Fixed Charges" is hereby
                           deleted and amended in its entirety to read as follows:

                                    1.       "Fixed Charges" means for any
                           period of determination thereof, the scheduled or required payments (including, without limitation, principal and interest) made in cash on all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries, plus Capital Expenditures made in cash (and Permitted Acquisitions to the extent not included in Capital Expenditures) of the Borrower and its Subsidiaries, plus cash payments of taxes, provided, however, for the fiscal quarter periods ending June 30, 1999 and September 30, 1999 "interest expense" means year-to-date interest expense as reflected in the consolidated year-to-date income statement of the Borrower and its Subsidiaries for the period then ended.

                  (b)               Section 6.1.13(a) is hereby deleted and the
                           following is substituted in its place:

                  (c)               FIXED CHARGE COVERAGE RATIO. The Borrower
                           and its Subsidiaries on a consolidated basis will maintain a Fixed Charge Coverage Ratio, tested on the last Business Day of each of the Borrower's fiscal quarters beginning on the last Business Day of the fiscal quarter ending closest to June 30, 1999, (i) for the fiscal year-to-date for the periods ending closest to June 30, 1999 and September 30, 1999 and
                           (ii) thereafter, for the four (4) quarter period ending on such date, of not less than the following



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1.
         ------------------------------------------------------------
         FISCAL QUARTER ENDING CLOSEST TO:                     RATIO
         ------------------------------------------------------------

         June 30, 1999 through and including               .90 to 1.0
             September 30, 1999
         ------------------------------------------------------------
         December 31, 1999 through and including           1.0 to 1.0
             December 31, 2000
         ------------------------------------------------------------
         March 31, 2001 through and including             1.20 to 1.0
             December 31, 2001
         ------------------------------------------------------------
         March 31, 2002 through and including             1.35 to 1.0
             December 31, 2002
         ------------------------------------------------------------
         March 31, 2003 and thereafter                    1.40 to 1.0
         ------------------------------------------------------------

         2. (b) Section 6.1.13(b) is hereby deleted in its entirety and the following is substituted in its place:

         3. (b) LEVERAGE RATIO. The Borrower and its Subsidiaries on a consolidated basis will maintain a ratio of Funded Debt to EBITDA, tested on the last Business Day of each of the Borrower's fiscal quarters beginning on the last Business Day of the fiscal quarter ending closest to June 30, 1999, (i) for the fiscal year-to-date for the periods ending closest to June 30, 1999 and September 30, 1999 and (ii) thereafter, for the four (4) quarter period ending on such date, so that it is not more than the following,



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         4.

         ------------------------------------------------------------
         FISCAL QUARTER ENDING CLOSEST TO:                  RATIO
         ------------------------------------------------------------

         June 30, 1999                                  4.50  to  1.0
         ------------------------------------------------------------
         September 30, 1999                             5.50  to  1.0
         ------------------------------------------------------------
         December 31, 1999                              5.10  to  1.0
         ------------------------------------------------------------
         March 31, 2000 through and including           4.40  to  1.0
             December 31, 2000
         ------------------------------------------------------------
         March 31, 2001 through and including           3.90  to  1.0
             December 31, 2001
         ------------------------------------------------------------
         March 31, 2002 through and including           3.50  to  1.0
             December 31, 2002
         ------------------------------------------------------------
         March 31, 2003 and thereafter                  3.10  to  1.0
         ------------------------------------------------------------

                  1. For the purposes of the foregoing calculation only, for the fiscal quarters ending June 30, 1999 through and including September 30, 1999, EBITDA shall be computed for the fiscal year to date and then multiplied (x) for the closest to June 30, 1999 calculation, by two (2); and for the closest to September 30, 1999 calculation, by one and one-third (1-1/3).

                  2. (c) Section 6.1.13(c), is hereby deleted in its entirety and the following is substituted in its place:

                  3. (c) EBITDA. The Borrower and its Subsidiaries on a consolidated basis will maintain EBITDA, tested on the last Business Day of each of the Borrower's fiscal quarters beginning on the last Business Day of the fiscal quarter ending closest to June 30, 1999, (i) for the fiscal year-to-date for the periods ending closest to June 30, 1999 and September 30, 1999 and (ii) thereafter, for the four (4) quarter period ending on such date, of not less than the following,



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         4.

         --------------------------------------------------------------------
         FISCAL QUARTER ENDING CLOSEST TO:                        AMOUNT
         --------------------------------------------------------------------

         June 30, 1999                                            $10,900,000
         --------------------------------------------------------------------
         September 30, 1999                                       $13,400,000
         --------------------------------------------------------------------
         December 31, 1999                                        $19,200,000
         --------------------------------------------------------------------
         March 31, 2000 through and including                     $21,100,000
               December 31, 2000
         --------------------------------------------------------------------
         March 31, 2001 through and including                     $23,200,000
               December 31, 2001
         --------------------------------------------------------------------
         March 31, 2002 through and including                     $25,500,000
               December 31, 2002
         --------------------------------------------------------------------
         March 31, 2003 and thereafter                            $28,100,000
         --------------------------------------------------------------------

         1.

         2. The Lenders and the Agent hereby waive defaults under the following provisions of the Financing Agreement which for the period stated, existed under the Obligations; provided, however that this Paragraph shall not be deemed to waive any defaults under the following provisions after the period stated, or any other defaults arising out of non-compliance by the Borrower with the Financing Agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof:


             Section                            Default
             -------                            -------
             6.1.13(a)                          As of March 31, 1999
             6.1.13(b)                          As of March 31, 1999
             6.1.13(c)                          As of March 31, 1999

         7. The Obligors, as applicable, hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Obligors agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the
Obligations.:



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         8.       The Obligors acknowledge and warrant that the Agent and
Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Obligors in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Obligors hereby waiving and releasing any claims to the contrary.

         9. The Obligors shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and Lenders and their counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

         10. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders and Agent have executed this Agreement under seal as of the date and year first written above.



WITNESS                                 AAi.FOSTERGRANT, INC. (formerly known as
                                        Accessories, Associates, Inc.)



/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Chief Financial Officer


WITNESS:                                FOSTER GRANT GROUP, L.P.
                                        By: Bonneau General, Inc.
                                            General Partner


/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Chief Financial Officer


WITNESS:                                FANTASMA, LLC



/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Treasurer



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WITNESS:                                F.G.G. INVESTMENTS, INC.


/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Chief Financial Officer


WITNESS:                                THE BONNEAU COMPANY


/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Chief Financial Officer


WITNESS:                                BONNEAU GENERAL, INC.


/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Chief Financial Officer


WITNESS:                                BONNEAU HOLDINGS, INC.


/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Chief Financial Officer



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WITNESS:                                FOSTER GRANT HOLDINGS, INC.


/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Chief Financial Officer


WITNESS:                                O-RAY HOLDINGS, INC.


/s/ Stephen J. Korotsky                 By: /s/ Duane M. DeSisto         (SEAL)
----------------------------                -----------------------------
                                            Duane M. DeSisto
                                            Chief Financial Officer


WITNESS:                                NATIONSBANK, N.A.


/s/ Richard J. Baldwin                  By: /s/ Gary W. Bartlett          (SEAL)
----------------------------                -----------------------------
                                            Gary W. Bartlett
                                            Vice President


WITNESS:                                NATIONSBANK, N.A.
                                        in its capacity as a Lender


/s/ Richard J. Baldwin                  By: /s/ Gary W. Bartlett          (SEAL)
----------------------------                -----------------------------
                                            Gary W. Bartlett
                                            Vice President


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WITNESS:                                LASALLE BUSINESS CREDIT, INC.


/s/                                     By: /s/ John C. Baier             (SEAL)
----------------------------                -----------------------------
                                            Name: John C. Baier
                                            Title: Vice President


WITNESS:                                PNC BUSINESS CREDIT


                                        By: /s/ Rose M. Crump             (SEAL)
----------------------------                -----------------------------
                                            Name: Rose M. Crump
                                            Title: Vice President







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